UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

July 25, 2018

GREENHILL & CO., INC.

(Exact name of registrant as specified in its charter)

Commission File Number: 001-32147

Delaware	51-0500737
(State or other jurisdiction of incorporation)	(I.R.S. Employer Identification No.)
300 Park Avenue New York, New York	10022
(Address of principal executive offices)	(ZIP Code)

Registrant’s telephone number, including area code: (212) 389-1500

Former name or former address, if changed since last report: NOT APPLICABLE

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 under the Securities Act (17 CFR 230.405) or Rule 12b-2 under the Exchange Act (17 CFR 240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Section 5. Corporate Governance and Management.

Item 5.07. Submission of Matters to a Vote of Security Holders.

(a)	Greenhill & Co., Inc. (“Greenhill”) held its annual meeting of stockholders on July 25, 2018.

(b)	At the annual meeting, Greenhill’s stockholders voted on (1) the election of directors, (2) an advisory vote to approve Greenhill’s named executive officer compensation, (3) a stockholder proposal to amend Greenhill’s bylaws to allow holders of 10% of Greenhill’s common stock to call a special meeting and (4) the ratification of the selection of Ernst & Young LLP as Greenhill’s independent auditors for the fiscal year ending December 31, 2018.

The votes cast by the holders of Greenhill’s common stock on each of the foregoing proposals were as follows:

Proposal 1 – Election of directors.

Greenhill’s stockholders elected the following seven directors to each serve a one-year term. The final tabulation of votes with respect to each nominee for office was as follows:

Nominee	For	Withheld	Broker Non-Votes

Robert F. Greenhill	17,610,253	393,047	4,339,049
Scott L. Bok	17,619,134	384,166	4,339,049
Steven F. Goldstone	17,585,046	418,254	4,339,049
Stephen L. Key	17,589,229	414,071	4,339,049
John D. Liu	17,732,398	270,902	4,339,049
Karen P. Robards	17,748,473	254,827	4,339,049
Meryl D. Hartzband	17,871,295	132,005	4,339,049

Proposal 2 — Advisory vote to approve Greenhill’s named executive officer compensation.

Greenhill’s stockholders approved the non-binding, advisory vote on named executive officer compensation (“say-on-pay”) based upon the following final tabulation of votes:

For	Against	Abstain	Broker Non-Votes
16,210,472	1,423,003	369,825	4,339,049

Proposal 3 — Stockholder Proposal—amendment of bylaws to allow holders of 10% of Greenhill’s common stock to call a special meeting.

Greenhill’s stockholders voted against the Stockholder Proposal to amend Greenhill’s bylaws to allow holders of 10% of Greenhill’s common stock to call a special meeting based upon the following final tabulation of votes:

For	Against	Abstain	Broker Non-Votes
4,519,924	13,029,039	454,337	4,339,049

Proposal 4 — Ratification of the selection of Ernst & Young LLP as Greenhill’s independent auditors for the fiscal year ending December 31, 2018.

Greenhill’s stockholders ratified the selection of Ernst & Young LLP as Greenhill’s independent auditors for the fiscal year ending December 31, 2018 based upon the following final tabulation of votes:

For	Against	Abstain	Broker Non-Votes
22,016,041	320,424	5,884	N/A

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Greenhill & Co., Inc.

Date: July 25, 2018	By:	/s/ Ricardo Lima
Name: Ricardo Lima
Title: Secretary